Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(i)                                     Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)                                  Each of them is responsible for the timely filing of such schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

CLAYTON, DUBILIER & RICE FUND VII, L.P.
	By:	CD&R Associates VII, Ltd., its general partner

Date: February 17, 2015

		By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES VII, LTD.

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES VII, L.P.
	By:	CD&R Investment Associates VII, Ltd.,
its general partner

Date: February 17, 2015

		By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Vice President, Treasurer and
Assistant Secretary

CD&R INVESTMENT ASSOCIATES VII, LTD.

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P.
	By:	CD&R Associates VII (Co-Investment), Ltd.,
its general partner

Date: February 17, 2015

By: /s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Vice President, Treasurer and Assistant Secretary

CD&R ASSOCIATES VII (CO-INVESTMENT), LTD.
Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CDR SVM CO-INVESTOR L.P.
	By:	CDR SVM Co-Investor GP Limited,
its general partner

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Director

CDR SVM CO-INVESTOR GP LIMITED

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Director

CDR SVM CO-INVESTOR NO. 2 L.P.
	By:	CDR SVM Co-Investor No. 2 GP Limited,
its general partner

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Director

CDR SVM CO-INVESTOR NO. 2 GP LIMITED

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Director

CD&R PARALLEL FUND VII, L.P.
	By:	CD&R Parallel Fund Associates VII,
Ltd., its general partner

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R PARALLEL FUND ASSOCIATES VII, LTD.

Date: February 17, 2015

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary